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                                                                    EXHIBIT 32.2

              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                     OF TITLE 18 OF THE UNITED STATES CODE

I, Bruce A. Klein, the Chief Financial Officer of CLARCOR Inc., certify that (i) the Form 10-K Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K Annual Report fairly presents, in all material respects, the financial condition and results of operations of CLARCOR Inc.

                                                  /s/ BRUCE A. KLEIN
                                          --------------------------------------
                                                      Bruce A. Klein
                                              Vice President -- Finance and
                                                 Chief Financial Officer

Date: February 10, 2005